Financial assets measured at fair value through profit or loss	6 Months Ended
Jun. 30, 2025
Subclassifications of assets, liabilities and equities [abstract]
Financial asset s measured at fair value through profit or loss	Financial assets measured at fair value through profit or loss
During the six months ended June 30, 2025, we purchased 4,295,218 common shares of DHT Holdings Inc. (“DHT”) at an average price of $10.67 per share and sold 3,445,218 common shares of DHT at an average price of $12.05 per share. We received dividends of $3.6 million from this investment during the six months ended June 30, 2025.
Our business model is to hold these shares for trading. As of June 30, 2025, we owned 8,832,480 common shares of DHT, or 5.5% of the outstanding shares. At June 30, 2025, and December 31, 2024, we held common stock of DHT at its fair value of $95.5 million and $74.2 million, respectively.